UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 28, 2012

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

Roberts Realty Investors, Inc., the registrant, conducts its business through Roberts Properties Residential, L.P.  On February 28, 2012, Roberts Properties Residential, L.P. renewed and extended its $3,000,000 Bradley Park land loan with Bank of North Georgia, a division of Synovus Bank, to October 31, 2013.  The loan had previously been scheduled to mature on April 30, 2012.  The loan is secured by the Bradley Park property, which is located in Cumming, Georgia and is zoned for 154 multifamily units.  The renewed loan removes the interest rate floor of 4.50%, and the new interest rate is 350 basis points over the 30-day LIBOR.  Under that formula, the effective interest rate would be 3.74% per annum.  The loan documents contain customary representations, covenants and default provisions, and the loan continues to be guaranteed by Roberts Realty Investors, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: February 28, 2012	By:	/s/ Charles S. Roberts
Charles S. Roberts
Chief Executive Officer